UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 23, 2004
                                                         ----------------

                            FFD Financial Corporation
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             (Exact name of registrant as specified in its charter)



                Ohio                        0-27916              34-1921148
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(State or other jurisdiction of       (Commission           (IRS Employer
         incorporation)               File Number)           Identification No.)




                   321 North Wooster Avenue, Dover, Ohio 44622
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (330) 364-7777
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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                                    FORM 8-K



Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

          (a) and (b). Not applicable.

          (c)      Exhibits.
                   See Index to Exhibits.

Item 12.  Results of Operations and Financial Condition.
--------  ----------------------------------------------

     On January 23, 2004, FFD Financial Corporation issued a press release regarding its earnings for the quarter ended December 31, 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.





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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FFD FINANCIAL CORPORATION



                                       By: /s/ Trent B. Troyer
                                           -------------------------------------
                                           Trent B. Troyer
                                           President and Chief Executive Officer


Date: January 27, 2004



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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number                               Description
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     99        Press Release of FFD Financial Corporation dated January 23, 2004